Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Now Auto Group, Inc. (the "Company") on Form 10-K for the fiscal year ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Scott Miller, Chief Executive Officer/ Financial Officer and Chief Operating Officer of the Company, certify in my capacities as officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

By:	/s/ Scott Miller
Scott Miller Chief Executive Officer September 28, 2007

/s/ Faith Forbis
Faith Forbis Chief Financial Officer September 28, 2007